UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2009.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-141948

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

Extension of Discount Option

As specifically permitted by Section 2.08 of the Pooling and Servicing Agreement (the "PSA") for BA Master Credit Card Trust II ("Master Trust II"), on March 1, 2009 BA Credit Card Funding, LLC ("Funding") began designating 6.00% of new principal receivables in Master Trust II arising on and after such date as "Discount Option Receivables," and applying collections on those Discount Option Receivables as finance charge collections. This designation of Discount Option Receivables was scheduled to end on September 30, 2009. Funding now expects to continue to designate 6.00% of new principal receivables arising in Master Trust II as Discount Option Receivables until March 31, 2010. Funding also may continue to designate new principal receivables as Discount Option Receivables after March 31, 2010 by making another designation pursuant to Section 2.08 of the PSA.

Affirmation of the current ratings on outstanding BA Credit Card Trust and Master Trust II securities is required to effectuate this extension. Funding can not guarantee that such affirmations will be forthcoming, or that the discounting of principal receivables will occur as indicated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC

Acting solely in its capacity as

depositor of BA Master Credit Card Trust II and

BA Credit Card Trust

By:  /s/ Michelle D. Dumont
        Name: Michelle D. Dumont
       Title: Vice President

September 4, 2009